DEAR FELLOW SHAREHOLDERS:

     Despite investor concerns that economic growth was slowing sharply from last year's pace, normally not a positive environment for corporate bonds, they threw caution to the wind and bought record amounts of corporate bonds with near abandon. As a result, spreads on corporate bonds narrowed relative to other sectors and performed quite well for the first-half of the year. The good performance for the Fund's assets appear to have helped the performance of the common stock as well. For example, for the first half of 2001, the common stock had a total rate of return of 12.48%, including the reinvestment of dividends. In comparison, the Standard & Poor's 500 Index also with dividends reinvested had a negative return of 6.68% for the first-half of the year. Similarly, the Dow Jones Industrial Average's total return was a negative 1.85% with dividends reinvested. Contributing to the total return was the increase in the premium at which the common stock traded to the Fund's net asset value. For example, from the end of 2000 to the end of June 2001, the premium increased from 0.87% to 6.65%. Perhaps, a portion of the increase in the premium was due to nothing more than investor concerns regarding the volatility in the stock market. In addition, at the end of June, the annualized yield on the common stock was 7.40% based on the annual dividend of $1.02.

     Perhaps sensing that it may have kept monetary policy too tight for too long, the Federal Reserve ("the Fed"), on January 3rd, embarked on what would prove to be an aggressive program of easing monetary policy. The Fed began its easing process by surprising the financial markets with an aggressive 50 basis point interest rate cut in early January. In addition, the Fed made it clear that more easing would be forthcoming should it be necessary to prevent the economy from sliding into a recession. The Fed listed its concerns as: weakness in sales and production, tight bank lending standards and perhaps most importantly, the fear that declining consumer confidence combined with falling equity prices and weakening labor markets would sap consumer spending. The concern about the consumer is due to the fact that consumer spending accounts for nearly two-thirds of the nation's spending on goods and services. These themes would be talked about during the ensuing six months and would be used as justification for the most aggressive monetary policy easing in the past twenty years.

     Although consumer spending appears to have stabilized, albeit at levels well below the average of the past several years, the Fed still ended each of its formal meetings with the warning that . . . "the risks are weighted mainly towards conditions that may generate economic weakness in the foreseeable future." Despite still steady growth in both the housing and the automotive sectors, the consumer's psyche remains fragile as equity prices remain well off last year's highs, employment markets have weakened and consumer confidence is only several points off the lows of the past several years. Adding to the Fed's worries was the blow-up in technology in particular and the manufacturing sector in general. Although the manufacturing sector represents less than 20% of total GDP, capital spending has had a very positive impact on inflation through its investment in productivity enhancing equipment. But with capacity utilization at a two decade low, it appears that any help from this sector is still some time away.

     The net result of the current economic weakness was that the Fed remained poised to do whatever was necessary to prevent the economy from falling into a recession. Perhaps somewhat surprising has been the impact that the first-half's monetary policy easing has had on the U.S. Treasury yield curve. The Fed cut the Federal Funds target from 6.50% at year-end to 3.75% by the end of June, or 275 basis points. However, the decline in yields along the Treasury yield curve were a lot less than one might have expected. For example, the yield on the six-month Treasury Bill was 205 basis points lower than year-end levels while two-year yields were only 85 basis points lower. Moving out towards longer-dated maturities produced even less of a decline in yields as the yields on both ten-year and thirty-year maturities actually rose 30 basis points. It appears that market participants were concerned that the Fed's efforts to stimulate the economy may work too well, and thus, cause inflation to pickup later in the year. As a result, the investment-grade, fixed income market had a first-half gain of 3.62%, as measured by the Lehman Brothers Aggregate Index. In comparison, the Fund had a NAV total return of 6.43% as reported by Lipper Inc. The Fund's better performance may have been the result of the large holdings of high quality, corporate bonds.

     As we look towards the second half of the year, we believe that the combination of aggressive Fed easing plus recently enacted tax rebates and tax rate reductions will prove to be successful in revitalizing economic growth. However, like the longer end of the U.S. Treasury yield curve, we also are somewhat concerned about the inflation impact that too much monetary stimulus can have on the value of fixed income investments.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     To those of you receiving dividends in cash, we urge you to consider taking advantage of the dividend reinvestment and cash purchase plan (the "Plan") available to all registered shareholders of the Fund. Under the Plan, the Fund absorbs all administrative costs (except brokerage commissions, if any) so that the total amount of your dividends and other distributions may be reinvested in additional shares of the Fund. Also, the cash purchase option permits participants to purchase shares in the open-market through the Plan Agent. Additional information about the Plan is available from The Bank of New York, 1-800-524-4458, or for more details, please turn to page 16.

     We appreciate your investment in Duff & Phelps Utility and Corporate Bond Trust Inc. and look forward to continuing our service to you.

Sincerely,

/s/ Francis E. Jeffries

Francis E. Jeffries, CFA
Chairman and President

                                 PROXY RESULTS

     At the May 23, 2001 annual meeting of shareholders, the Duff & Phelps Utility and Corporate Bond Trust Inc. shareholders voted on and approved the following proposals. The description of the proposals and number of shares voted are as follows:

---------------------------------------------------------------------------------------------
                                                                   SHARES VOTED      SHARES
                                                                       FOR         ABSTAINING
---------------------------------------------------------------------------------------------
1.   To elect three directors to serve until the Annual Meeting in the year indicated below or until their successors are
     duly elected and qualified:
     E. Virgil Conway (2004)                                        23,660,848      537,836
     Harry Dalzell-Payne (2004)                                     23,672,174      526,510
     Everett L. Morris (2004)                                       23,705,146      493,538
     Directors whose term of office continued beyond this meeting are as follows:
     William W. Crawford, William N. Georgeson, Francis E. Jeffries, Philip R. McLoughlin,
     Eileen A. Moran, and Richard A. Pavia
---------------------------------------------------------------------------------------------

     Notice is hereby given in accordance with Section 23(C) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market at prevailing market prices.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 2001
                                  (UNAUDITED)

                                                                         RATINGS
                                                                    ------------------
PRINCIPAL                                                                     STANDARD      MARKET
 AMOUNT                                                                          &           VALUE
  (000)                          DESCRIPTION                        MOODY'S    POOR'S      (NOTE 1)
---------   ------------------------------------------------------  -------   --------   -------------
            * LONG-TERM INVESTMENTS--136.9%
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS--27.1%
 $16,000    Federal National Mortgage Association,
              8.00%, 10/01/30.....................................  Aaa       AAA        $  16,525,084
            Government National Mortgage Association
            Pass-Through Certificates,
   4,497    8.00%, 2/15/31........................................  Aaa       AAA            4,658,505
     867    7.00%, 3/15/26........................................  Aaa       AAA              877,913
   2,003    7.50%, 5/15/26........................................  Aaa       AAA            2,055,926
   2,447    8.00%, 11/15/30.......................................  Aaa       AAA            2,534,629
            U.S. Treasury Bonds,
  12,900    10.750%, 2/15/03......................................  Aaa       AAA           14,203,036
  40,000    10.375%, 11/15/12.....................................  Aaa       AAA           50,612,348
                                                                                         -------------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
            (cost $89,319,603)....................................                          91,467,441
                                                                                         -------------
            BONDS--109.8%
            AUTO & TRUCK--4.0%
   7,250    Ford Motor Company,
              9.215%, 9/15/21.....................................  A2        A              8,326,552
   5,000    General Motors Corporation,
              8.10%, 6/15/24......................................  A2        A              5,183,150
                                                                                         -------------
                                                                                            13,509,702
                                                                                         -------------
            BROADCASTING & PUBLISHING--2.1%
   6,550    Continental Cablevision, Inc.,
              9.50%, 8/01/13......................................  A3        A              7,313,730
                                                                                         -------------
            FINANCIAL--16.6%
  10,000    American Express Co.,
              8.625%, 5/15/22.....................................  A1        A+            10,609,449
   8,000    Citicorp Capital II,
              8.015%, 2/15/27.....................................  Aa3       A              8,149,840
   7,000    Countrywide Capital I,
              8.00%, 12/15/26.....................................  A3        BBB+           6,944,175

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 2001
                                  (UNAUDITED)

                                                                         RATINGS
                                                                    ------------------
PRINCIPAL                                                                     STANDARD      MARKET
 AMOUNT                                                                          &           VALUE
  (000)                          DESCRIPTION                        MOODY'S    POOR'S      (NOTE 1)
---------   ------------------------------------------------------  -------   --------   -------------
            FINANCIAL (CONTINUED)
 $10,000    Great Western Financial Trust II,
              8.206%, 2/01/27.....................................  A3        BBB-       $  10,066,100
  10,000    KeyCorp Institution Capital B,
              8.25%, 12/15/26.....................................  A1        BBB           10,060,349
  10,000    NationsBank Capital Trust IV,
              8.25%, 4/15/27......................................  Aa2       A-            10,221,750
                                                                                         -------------
                                                                                            56,051,663
                                                                                         -------------
            INDUSTRIAL--41.7%
   5,000    Archer-Daniels-Midland Company,
              8.125%, 6/01/12.....................................  A1        A+             5,578,150
            Dayton Hudson Corp.,
   5,000    8.60%, 1/15/12........................................  A2        A              5,679,200
  15,000    8.50%, 12/01/22.......................................  A2        A             15,614,475
   3,450    Fort James Corporation,
              9.25%, 11/15/21.....................................  Baa3      BBB-           3,548,532
            Georgia Pacific Corp.,
  10,000    9.625%, 3/15/22.......................................  Baa3      BBB-          10,253,400
   3,000    8.625%, 4/30/25.......................................  Baa3      BBB-           2,849,580
  10,250    McDonnell Douglas Corporation,
              9.75%, 4/01/12......................................  A2        AA-           12,727,834
   5,000    Occidental Petroleum Corporation,
              9.25%, 8/01/19......................................  Baa3      BBB-           5,869,900
  15,000    Phillips Petroleum Company,
              8.49%, 1/01/23......................................  Baa2      BBB           15,804,449
  10,000    Sears Roebuck and Co.,
              9.375%, 11/01/11....................................  A3        A-            11,465,500
   5,000    Sun Company, Inc.,
              9.00%, 11/01/24.....................................  Baa2      BBB            5,644,575
            Tele-Communications, Inc.,
   5,275    10.125%, 4/15/22......................................  A3        A              6,561,784
   3,200    9.875%, 6/15/22.......................................  A3        A              3,904,256
   5,000    Time Warner Entertainment Company, L.P.,
              8.875%, 10/01/12....................................  Baa1      BBB            5,647,750

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 2001
                                  (UNAUDITED)

                                                                         RATINGS
                                                                    ------------------
PRINCIPAL                                                                     STANDARD      MARKET
 AMOUNT                                                                          &           VALUE
  (000)                          DESCRIPTION                        MOODY'S    POOR'S      (NOTE 1)
---------   ------------------------------------------------------  -------   --------   -------------
            INDUSTRIAL (CONTINUED)
 $ 5,000    Time Warner Inc.,
              9.15%, 2/01/23......................................  Baa1      BBB        $   5,778,075
  10,000    Trans-Canada Pipelines Limited,
              9.875%, 1/01/21.....................................  A2        A-            12,480,450
  10,000    USX Corporation,
              9.125%, 1/15/13.....................................  Baa1      BBB           11,629,400
                                                                                         -------------
                                                                                           141,037,310
                                                                                         -------------
            TELEPHONE--20.5%
  10,500    AT&T Corp.,
              8.35%, 1/15/25......................................  A2        A             10,670,624
  10,000    Bell Canada Inc.,
              9.50%, 10/15/10.....................................  A2        A+            11,229,399
   5,000    Deutsche Telekom International Finance,
              8.25%, 6/15/30......................................  A3        A-             5,086,725
  10,000    MCI Communications Corp.,
              8.25%, 1/20/23......................................  A3        BBB+           9,478,649
   5,000    New York Telephone Co.,
              8.625%, 11/15/10....................................  A1        A+             5,637,525
  10,125    Sprint Corp.,
              9.25%, 4/15/22......................................  Baa1      BBB+          11,155,928
  16,000    WorldCom Inc.
              6.50%, 5/15/04......................................  A3        BBB+          16,035,920
                                                                                         -------------
                                                                                            69,294,770
                                                                                         -------------
            UTILITIES--ELECTRIC--24.9%
  10,000    Arizona Public Service Co.,
              8.00%, 2/01/25......................................  A3        A-             9,697,800
  10,000    Boston Edison Co.,
              7.80%, 3/15/23......................................  A1        A              9,750,149
  10,000    CalEnergy Company, Inc.,
              8.48%, 9/15/28......................................  Baa3      BBB-          10,710,100
  17,438    ComEd Financing II,
              8.50%, 1/15/27......................................  Baa2      BBB           16,700,197

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 2001
                                  (UNAUDITED)

                                                                         RATINGS
                                                                    ------------------
PRINCIPAL                                                                     STANDARD      MARKET
 AMOUNT                                                                          &           VALUE
  (000)                          DESCRIPTION                        MOODY'S    POOR'S      (NOTE 1)
---------   ------------------------------------------------------  -------   --------   -------------
            UTILITIES--ELECTRIC (CONTINUED)
 $ 6,000    Dayton Power & Light Co.,
              8.15%, 1/15/26......................................  A2        BBB+       $   5,732,610
   1,500    Houston Lighting & Power Company,
              7.75%, 3/15/23......................................  A3        BBB+           1,441,627
   5,000    Hydro-Quebec,
              9.50%, 11/15/30.....................................  A2        A+             6,555,575
  10,000    Pacific Gas & Electric Co.,
              8.25%, 11/01/22.....................................  B3        CCC            8,100,000
   5,000    Pennsylvania Power & Light Co.,
              8.50%, 5/01/22......................................  A3        A-             5,313,800
  10,000    Texas Utilities Electric Co.,
              8.875%, 2/01/22.....................................  A3        BBB+          10,135,749
                                                                                         -------------
                                                                                            84,137,607
                                                                                         -------------
            TOTAL BONDS (cost $378,626,018).......................                         371,344,782
                                                                                         -------------
            TOTAL LONG-TERM INVESTMENTS
            (cost $467,945,621)...................................                         462,812,223
                                                                                         -------------
            * SHORT-TERM INVESTMENTS--13.8%
            COMMERCIAL PAPER--1.3%
            Ford Motor Credit Company,
   2,300    3.83%, 7/30/01............................................................       2,300,000
   2,300    3.61%, 8/30/01............................................................       2,300,000
                                                                                         -------------
            (cost $4,600,000).........................................................       4,600,000
                                                                                         -------------
            TIME DEPOSITS--12.5%
  42,165    Barclays Bank PLC London,
              4.25%, 7/02/01
            (cost $42,165,000)........................................................      42,165,000
                                                                                         -------------
            TOTAL SHORT-TERM INVESTMENTS
            (cost $46,765,000)........................................................      46,765,000
                                                                                         -------------
            TOTAL INVESTMENTS--150.7%
            (cost $514,710,621) (Note 3)..............................................     509,577,223
            Liabilities, less cash and other assets--(50.7%)..........................    (171,453,026)
                                                                                         -------------
            NET ASSETS--100%..........................................................   $ 338,124,197
                                                                                         =============

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2001
                                  (UNAUDITED)

ASSETS
Investments, at value (cost $514,710,621)...................  $509,577,223
Cash........................................................     2,950,770
Interest receivable.........................................     9,685,123
Receivable for capital stock sold...........................       253,384
Other assets................................................        47,780
                                                              ------------
     Total assets...........................................   522,514,280
                                                              ------------
LIABILITIES
Commercial paper (Note 5)...................................   141,865,239
Payable upon return of securities loaned (Note 4)...........    42,165,000
Investment advisory fee payable (Note 2)....................       200,756
Administrative fee payable (Note 2).........................        42,492
Accrued expenses and other liabilities......................       116,596
                                                              ------------
     Total liabilities......................................   184,390,083
                                                              ------------
NET ASSETS..................................................  $338,124,197
                                                              ============
CAPITAL
Common stock, $.01 par value, 600,000,000 shares authorized,
  26,150,222 shares issued and outstanding (Note 6).........  $    261,500
Additional paid-in capital..................................   357,887,330
Distributions in excess of net investment income............    (9,701,359)
Accumulated net realized loss on investment transactions....    (5,189,876)
Net unrealized depreciation on investments..................    (5,133,398)
                                                              ------------
NET ASSETS..................................................  $338,124,197
                                                              ============
Net asset value per share of common stock:
  ($338,124,197 / 26,150,022 shares of common stock issued
     and outstanding).......................................  $      12.93
                                                              ============

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
                                  (UNAUDITED)

INVESTMENT INCOME
  Interest income...........................................  $17,990,907
  Security lending fee income (Note 4)......................       10,239
                                                              -----------
     Total investment income................................   18,001,146
                                                              -----------
EXPENSES
  Investment advisory fee (Note 2)..........................    1,194,435
  Administrative fee (Note 2)...............................      252,064
  Commercial paper fee......................................      144,246
  Directors' fees...........................................       97,396
  Commissions expense--commercial paper (Note 5)............       71,897
  Transfer agent fee and expenses...........................       65,230
  Professional fees.........................................       43,172
  Custodian fee and expenses................................       25,381
  Registration fee..........................................       17,154
  Reports to shareholders...................................       12,438
  Other.....................................................        5,476
                                                              -----------
  Total operating expenses..................................    1,928,889
  Interest expense--commercial paper (Note 5)...............    3,917,762
                                                              -----------
     Total expenses.........................................    5,846,651
                                                              -----------
     Net investment income..................................   12,154,495
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions..............    1,033,684
  Net change in unrealized depreciation on investments......    7,565,192
                                                              -----------
     Net realized and unrealized gain on investments........    8,598,876
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $20,753,371
                                                              ===========

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            STATEMENT OF CASH FLOWS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
                                  (UNAUDITED)

INCREASE (DECREASE) IN CASH
Cash flows provided by (used for) operating activities:
     Interest received......................................  $ 19,663,061
     Expenses paid..........................................    (2,054,490)
     Interest expense paid..................................    (4,978,134)
     Purchase of long-term portfolio investments............   (40,979,188)
     Proceeds from sale of long-term portfolio
       investments..........................................    41,893,940
     Net proceeds from sales in excess of purchases of
       short-term
        portfolio investments...............................     5,464,000
                                                              ------------
     Net cash provided by (used for) operating activities...    19,009,189
                                                              ------------
Cash flows provided by (used for) financing activities:
     Net cash provided from securities loaned...............    (7,764,000)
     Net cash provided from commercial paper................     1,504,800
     Cash dividends paid to shareholders....................   (11,813,250)
                                                              ------------
     Net cash provided by (used for) financing activities...   (18,072,450)
                                                              ------------
Net increase in cash........................................       936,739
     Cash at beginning of period............................     2,014,031
                                                              ------------
     Cash at end of period..................................  $  2,950,770
                                                              ============
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations........  $ 20,753,371
                                                              ------------
     Decrease in investments................................     7,419,606
     Net realized gain on investments transactions..........    (1,033,684)
     Net change in unrealized depreciation on investments...    (7,565,192)
     Decrease in interest receivable........................       621,061
     Increase in other assets...............................        (4,305)
     Decrease in interest payable...........................    (1,060,372)
     Decrease in accrued expenses and other liabilities.....      (121,296)
                                                              ------------
        Total adjustments...................................    (1,744,182)
                                                              ------------
Net cash provided by (used for) operating activities........  $ 19,009,189
                                                              ============

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                          FOR THE
                                                        SIX MONTHS
                                                           ENDED             FOR THE
                                                       JUNE 30, 2001       YEAR ENDED
                                                        (UNAUDITED)     DECEMBER 31, 2000
                                                       -------------    -----------------
OPERATIONS
  Net investment income..............................  $ 12,154,495       $ 25,590,183
  Net realized gain on investment transactions.......     1,033,684          1,960,282
  Net change in unrealized appreciation/
     depreciation on investments.....................     7,565,192          2,416,653
                                                       ------------       ------------
  Net increase in net assets resulting from
     operations......................................    20,753,371         29,967,118
                                                       ------------       ------------
DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income..............................   (13,302,062)       (27,212,037)
                                                       ------------       ------------
CAPITAL STOCK TRANSACTIONS
  Reinvestment of dividends resulting in the issuance
     of 115,113 shares of Common Stock...............     1,494,515            247,681
                                                       ------------       ------------
  Total increase in net assets.......................     8,945,824          3,002,762
NET ASSETS
  Beginning of period................................   329,178,373        326,175,611
                                                       ------------       ------------
  End of period......................................  $338,124,197       $329,178,373
                                                       ============       ============

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                              FINANCIAL HIGHLIGHTS

                                            FOR THE
                                          SIX MONTHS
                                             ENDED
                                           JUNE 30,               FOR THE YEAR ENDED DECEMBER 31,
                                             2001       ----------------------------------------------------
                                          (UNAUDITED)     2000       1999       1998       1997       1996
                                          -----------   --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....   $  12.64     $  12.54   $  14.79   $  14.48   $  13.80   $  14.81
                                           --------     --------   --------   --------   --------   --------
  Net investment income(1)(2)...........       0.47         0.98       1.06       1.06       1.08       1.10
  Net realized and unrealized gain
    (loss) on investments
    transactions(2).....................       0.33         0.17      (2.13)      0.43       0.78      (1.03)
                                           --------     --------   --------   --------   --------   --------
  Net increase (decrease) from
    investment operations...............       0.80         1.15      (1.07)      1.49       1.86       0.07
                                           --------     --------   --------   --------   --------   --------
Dividends from net investment income....      (0.51)       (1.05)     (1.18)     (1.18)     (1.18)     (1.08)
                                           --------     --------   --------   --------   --------   --------
Net asset value, end of period(3).......   $  12.93     $  12.64   $  12.54   $  14.79   $  14.48   $  13.80
                                           ========     ========   ========   ========   ========   ========
Per share market value, end of
  period(3).............................   $  13.79     $  12.75   $11.5625   $ 15.375   $14.4375   $ 12.875
                                           ========     ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(4)..............      12.48%       20.41%    (18.32)%    15.24%     22.21%      0.69%
RATIOS TO AVERAGE NET ASSETS(5)
Operating expenses(6)...................       1.02%        1.04%      1.01%      0.91%      0.80%      0.80%
Commercial paper expenses...............       2.46%        2.98%      2.25%      2.22%      2.35%      2.30%
Net investment income(2)................       7.23%        7.98%      7.84%      7.26%      7.84%      8.02%
SUPPLEMENTAL DATA
Portfolio turnover......................          9%          15%        17%        10%        12%        13%
Net assets, end of period (000).........   $338,124     $329,178   $326,176   $384,807   $376,685   $358,941
COMMERCIAL PAPER INFORMATION
Aggregate amount outstanding at end of
  period (000)..........................   $143,000     $143,000   $143,000   $143,000   $143,000   $143,000
Average daily amortized cost of
  commercial paper outstanding (000)....   $141,736     $141,152   $141,157   $141,063   $141,704   $141,322
Asset coverage per $1,000 at end of
  period................................   $  3,949     $  3,294   $  3,268   $  3,684   $  3,625   $  3,501

------------------------------------
(1) Based on average shares outstanding.

(2) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended June 30, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets from 7.85% to 7.23%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(3) Net asset value and market value are published in The Wall Street Journal each Monday.

(4) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Brokerage commissions are not reflected.

(5) As a percentage of average weekly net assets which includes any liabilities or senior securities constituting indebtedness in connection with financial leverage.

(6) Exclusive of commercial paper expenses.

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2001 (UNAUDITED)

     Duff & Phelps Utility and Corporate Bond Trust Inc. (the "Fund") was organized in Maryland on November 23, 1992 as a diversified, closed-end management investment company with operations commencing on January 29, 1993.

     The Fund's investment objective is to seek high current income consistent with investing in securities of investment-grade quality. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of Utility Income Securities, Corporate Income Securities, Mortgage-Backed Securities and Asset-Backed Securities. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

NOTE 1.  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION: The Fund values its fixed-income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments with similar characteristics in accordance with procedures established by the Board of Directors of the Fund (the "Board"). The relative illiquidity of some securities in the Fund's portfolio may adversely affect the ability of the Fund to accurately value such securities on the open market. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board.

     Debt securities having a remaining maturity of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund accretes original issue discount on securities using the effective interest method. All discounts/premiums are accreted/amortized for financial reporting purposes (see "Change in Accounting Principle" note).

FEDERAL INCOME TAXES: It is the Fund's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income and capital gains, if any, to shareholders to qualify as a regulated investment company. For this reason, no Federal income tax provision is required. For Federal income tax purposes, the Fund had a capital loss carryforward of $6,223,560 at December 31, 2000, of which $1,441,147 expires in 2002 and $4,782,413 expires in 2003, if not offset by subsequent capital gains.

DIVIDENDS AND DISTRIBUTIONS: The Fund declares and pays dividends to shareholders on a monthly basis. The dividends are recorded by the Fund on the ex-dividend date.

REPURCHASE AGREEMENTS: Repurchase agreements are fully collateralized by U.S. Treasury or Government Agency securities. All collateral is held through the Fund's custodian and is monitored daily so that its market value ex-

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ceeds the carrying value of the repurchase agreement.

USE OF ESTIMATES: The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts for income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2.  AGREEMENTS

     The Fund has an Advisory Agreement with the Duff & Phelps Investment Management Co. (the "Adviser"), a subsidiary of Phoenix Investment Partners Ltd. and an Administration Agreement with Princeton Administrators, L.P. (the "Administrator").

     The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of .50% of the Fund's average weekly managed assets which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

     The administrative fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of .15% of the Fund's average weekly net assets, (which includes any liabilities or senior securities constituting indebtedness in connection with financial leverage) subject to a monthly minimum of $12,500.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of directors and officers of the Fund who are fulltime employees of the Adviser. The Administrator pays certain occupancy, clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

NOTE 3.  PORTFOLIO SECURITIES

     For the six months ended June 30, 2001, the Fund had purchases of $40,979,188 and sales of $41,863,929 of investment securities, other than short-term investments. For the six months ended June 30, 2001, the Fund had no purchases or sales of U.S. Government securities.

     The cost of investments of the Fund for federal income tax purposes was $524,066,502. The net unrealized depreciation aggregated $14,489,279 of which $5,025,882 related to appreciated securities and $19,515,161 related to depreciated securities.

NOTE 4.  SECURITY LENDING

     The Fund may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fee income. The Fund also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

     As of June 30, 2001, the Fund's custodian held cash and short-term investments having an aggregate value of $42,165,000 as collateral

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

for portfolio securities loaned having a market value of $40,214,690.

NOTE 5.  COMMERCIAL PAPER

     As of June 30, 2001, $143,000,000 of commercial paper was outstanding with an amortized cost of $141,865,239. The average discount rate of commercial paper outstanding at June 30, 2001 was 4.37%. The average daily balance of commercial paper outstanding for the six months ended June 30, 2001 was $141,736,084 at a weighted average discount rate of 5.49%. The maximum amount of commercial paper outstanding at any time during the six months was $143,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit of credit arrangement with a bank for $75,000,000. Interest on borrowings based on market rates in effect on the time of borrowing. The commitment fee is computed at the rate of 0.18% per annum on the unused balance. During the six months ended June 30, 2001 there were no borrowings under this agreement.

NOTE 6.  CAPITAL

     Of the 26,150,022 shares of common stock outstanding at June 30, 2001, Phoenix Investment Partners Ltd. Owned 8,229 shares.

NOTE 7.  CHANGE IN ACCOUNTING PRINCIPLE

     As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The cumulative effect of this change had no impact on total net assets of the Fund, but resulted in a $8,393,623 reduction in cost of securities and a corresponding $8,393,623 increase in net unrealized appreciation (depreciation), based on securities held by the Fund on January 1, 2001.

     The effect of this change for the period ended June 30, 2001 was to decrease net investment income by $1,052,994, increase net unrealized appreciation (depreciation) by $962,258 and increase net realized gains (losses) by $90,736. The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Common shareholders are automatically enrolled in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Under the Plan, all distributions to common shareholders of dividends and capital gains will automatically be reinvested by The Bank of New York (the "Plan Agent"), in additional shares of common stock of the Fund unless an election is made to receive distributions in cash. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

     The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gains distribution, if (1) the market price of shares on the valuation date equals or exceeds the net asset value of these shares, the Fund will issue new shares to you at net asset value, provided that the Fund will not issue new shares at a discount of more than 5% from the then current market price; or if
(2) the market price is lower than the net asset value, or if dividends or capital gains distributions are declared and payable only in cash, then the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or distribution had been paid in common stock issued by the Fund. As described below, the Plan was amended, effective December 1, 1999, whereby the Fund will issue new shares in circumstances in which it will be beneficial to plan participants.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions (or equivalent purchase costs) incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions and with voluntary additional share investments. There are no other charges to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions (or equivalent purchase costs) as described above.

     The Plan also permits Plan participants to periodically purchase additional shares of common stock through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000 in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions. The Fund will not issue any new shares in connection with voluntary additional share investments. Purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

     The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

     Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a common shareholder to take all subsequent dividends and distributions in cash. Elections will only be effective for dividends and distributions declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. There is no penalty for non-participation in or withdrawal from the Plan, and shareholders who have withdrawn from the Plan may rejoin it at any time. The Plan Agent imposes charges on participants for selling participants shares on termination of participation (currently $5.00 plus $.10 per share). The Fund reserves the right to amend the Plan to institute a service charge to participants.

     The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     Common shareholders whose common stock is held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

     In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

     The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all participants in the Plan at least 90 days before the record date for the dividend or distribution. The Plan may also be amended or terminated by the Plan Agent by at least 90 days' written notice to all participants in the Plan. All questions concerning the Plan should be directed to the Plan Agent by calling 1-800-524-4458.

DIRECTORS

Francis E. Jeffries, Chairman
E. Virgil Conway
William W. Crawford
William N. Georgeson
Philip R. McLoughlin
Eileen A. Moran
Everett L. Morris
Richard A. Pavia
Harry Dalzell-Payne

OFFICERS

Francis E. Jeffries
President & Chief Executive Officer

Dennis A. Cavanaugh
Senior Vice President, Chief Investment Officer & Assistant
Treasurer

Nancy J. Engberg
Secretary

INVESTMENT ADVISER

Duff & Phelps Investment Management Co.
55 East Monroe Street
Chicago, IL 60603
(312) 541-5555

ADMINISTRATOR

Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT

The Bank of New York
P.O. Box 11258
Church Street Station
New York, NY 10286
(800) 524-4458

INDEPENDENT AUDITORS

Ernst & Young LLP
233 South Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, IL 60606
This report is for stockholder information.
This is not a prospectus intended for use in the purchase or sale of Fund shares. Information contained in this report is dated and subject to change. Past performance is no guarantee of future results.

Duff & Phelps Utility and Corporate Bond Trust Inc.
55 East Monroe Street
Chicago, IL 60603
                                 DUFF & PHELPS
                                  UTILITY AND
                                   CORPORATE
                                   BOND TRUST

                                      LOGO
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2001